EXHIBIT 32

                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of El Capitan Precious Metals, Inc. (the "Company") on Form 10-KSB for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles C. Mottley, President & Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.


Date: January 12, 2006                  /s/ Charles C. Mottley
                                        ----------------------------------------
                                        Charles C. Mottley
                                        President & Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to El Capitan Precious Metals, Inc. and subsidiaries and will be retained by El Capitan Precious Metals, Inc. and subsidiaries and furnished to the Securities and Exchange Commission or its staff upon request